STATEMENT OF ADDITIONAL INFORMATION

BlackRock FundsSM
Index Equity Portfolio

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Index Equity Portfolio (the “Index Equity Portfolio” or “Portfolio”) of BlackRock FundsSM (the “Fund”). Effective October 1, 2007, the Portfolio changed its fiscal year end to December 31.

     The manager of the Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Manager”).

     This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the prospectus of the Portfolio dated April 29, 2008, as amended or supplemented from time to time (the “Prospectus”). Terms used but not defined herein have the meanings given to them in the Prospectus. Certain information contained in the annual reports to shareholders of the Fund and of the Master S&P 500 Index Series (the “S&P 500 Index Series” or the “Series”) of Quantitative Master Series LLC (the “Master LLC”) is incorporated by reference herein. The Prospectus and current shareholder reports of the Fund or of the S&P 500 Index Series may be obtained at no charge by calling toll-free (800) 441-7762.

     This Statement of Additional Information is dated April 29, 2008, as amended or supplemented as of January 28, 2009.

INVESTMENT POLICIES

     The following supplements information contained in the Prospectus concerning the Portfolio’s investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Portfolio.

     Effective June 4, 2007, the Portfolio invests all of its investable assets in the S&P 500 Index Series of the Master LLC. Accordingly, the following discussion relates to: (i) the investment policies of the Portfolio; and (ii) where indicated, the investment policies of the S&P 500 Index Series. Prior to June 4, 2007, the Portfolio invested all of its investable assets in The U.S. Large Company Series of The DFA Investment Trust Company.

     Where pertinent, the term “Portfolio” as used herein includes the S&P 500 Index Series.

     The Portfolio is subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not change its investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

     The investment objective of the Portfolio is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Portfolio expenses. There can be no assurance that the investment objective of the Portfolio will be achieved.

     The Portfolio seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Series of the Master LLC, which has the same investment objective as the Portfolio. The following is a description of the investment policies of the Portfolio.

     In seeking to replicate the total return of the S&P 500, the Manager generally will allocate the Portfolio’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Manager may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Portfolio may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Portfolio chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Portfolio may also engage in securities lending.

     The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange, Inc. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

     “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Master LLC. Neither the Portfolio nor the S&P 500 Index Series are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or the S&P 500 Index Series or any member of the public regarding the advisability of investing in securities generally or in the Portfolio or the S&P 500 Index Series particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Portfolio and the S&P 500 Index Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Portfolio or the S&P 500 Index Series. S&P has no obligation to take the needs of the Portfolio or the S&P 500 Index Series or their respective owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the S&P 500 Index Series or the timing of the issuance or sale of the Portfolio or the S&P 500 Index Series or in the determination or calculation of the equation by which the Portfolio or the S&P 500 Index Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio or the S&P 500 Index Series.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

About Indexing and Management of the Portfolio

     About Indexing. The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before portfolio expenses (which can be expected to reduce the total return of the Portfolio), the total return of the S&P 500 Index.

     Indexing and Managing. The Portfolio will be substantially invested in securities in the S&P 500 Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the S&P 500. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the portfolio invests its assets.

     Because the Portfolio seeks to replicate the total return of the S&P 500 Index, generally the Manager will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the S&P 500. However, the Manager may omit or remove a security which is included in the S&P 500 Index from the Portfolio if, following objective criteria, the Manager judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

     The Manager may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Portfolio or by the Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Manager will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Manager may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

     The Portfolio’s ability to replicate the total return of the S&P 500 Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, taxes, changes in either the composition of the index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In addition, the Portfolio’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Portfolio. Under normal circumstances, it is anticipated that the Portfolio’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the S&P 500 Index Series or the Portfolio level), be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500 Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Directors of the Master LLC and the Board of the Fund will consider alternative strategies for the Series and the Portfolio, respectively.

     Borrowing and Leverage. The S&P 500 Index Series may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The S&P 500 Index Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The S&P 500 Index Series will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by the Series creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of the Series’ shares and in the yield on the Series’ portfolio. Although the principal of such borrowings will be fixed, the Series’ assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Series that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Series will have to pay on the borrowings, the Series’ return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Series will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Series’ leveraged position if it expects that the benefits to the Series’ shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Series may result in the Series being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing the Series’ portfolio in accordance with the Series’ investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Series to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     In accordance with applicable law, the Series may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. If considered appropriate in the opinion of the Manager, a portion of the S&P 500 Index Series’ assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the S&P 500 Index Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

     Interest Rate and Extension Risk. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

     During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

     U.S. Government Obligations. The S&P 500 Index Series may purchase obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions.

     Commercial Paper. The S&P 500 Index Series may purchase commercial paper rated (at the time of purchase) “A-1” or better by S&P or “Prime-1” by Moody’s, or, if not rated, the instrument must be of comparable quality in the opinion of the Manager. These ratings symbols are described in Appendix A.

     Repurchase Agreements. The S&P 500 Index Series may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Manager otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the S&P 500 Index Series, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The S&P 500 Index Series will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the S&P 500 Index Series but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the S&P 500 Index Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the S&P 500 Index Series shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the S&P 500 Index Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The S&P 500 Index Series may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities).

     Investment Grade Debt Obligations. The S&P 500 Index Series may invest in fixed-income securities rated at least “AA” by S&P or “Aa” by Moody’s or, if unrated, determined to be of comparable quality by the Manager.

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     S&P 500 Index Series Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions. The S&P 500 Index Series will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the S&P 500 Index. The Manager will choose among the foregoing instruments based on its judgment of how best to meet the goal of the S&P 500 Index Series. In connection therewith, the Manager will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the S&P 500 Index Series’ cash flow and cash management needs.

     The S&P 500 Index Series has claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as commodity pool operators under the Act.

     Indexed Securities. The S&P 500 Index Series may invest in securities the potential return of which is based on an index. As an illustration, the S&P 500 Index Series may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. The S&P 500 Index Series may invest in indexed securities for anticipatory hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

     Types of Options. The S&P 500 Index Series may engage in transactions in options on securities or securities indices on Exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default.

     Call Options. The S&P 500 Index Series may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The S&P 500 Index Series also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The S&P 500 Index Series also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the S&P 500 Index Series gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the S&P 500 Index Series’ ability to sell the underlying security will be limited while the option is in effect unless it enters into a closing purchase transaction. A closing purchase transaction cancels out the S&P 500 Index Series’ position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     The S&P 500 Index Series also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the S&P 500 Index Series. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the S&P 500 Index Series must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the S&P 500 Index Series will segregate unencumbered liquid securities or cash with a value at least equal to its exposure (the difference between the unpaid amounts owed by the S&P 500 Index Series on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission (the “Commission”)). Such segregation will ensure that the S&P 500 Index Series has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the S&P 500 Index Series’ portfolio. Such segregation will not limit the S&P 500 Index Series’ exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the S&P 500 Index Series’ income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the S&P 500 Index Series that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the S&P 500 Index Series must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the S&P 500 Index Series will lose the difference.

     Put Options. The S&P 500 Index Series is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the S&P 500 Index Series acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the S&P 500 Index Series’ risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the S&P 500 Index Series’ position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The S&P 500 Index Series also may purchase uncovered put options.

     The S&P 500 Index Series also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by it, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The S&P 500 Index Series will receive a premium for writing a put option, which increases its return. The S&P 500 Index Series will not sell puts if, as a result, more than 50% of it’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The S&P 500 Index Series is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that it does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The S&P 500 Index Series has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the S&P 500 Index Series will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the S&P 500 Index Series will segregate unencumbered liquid securities or cash with a value at least equal to it’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the S&P 500 Index Series has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of its portfolio. Such segregation will not limit the S&P 500 Index Series’ exposure to loss.

     Futures. The S&P 500 Index Series may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the S&P 500 Index Series is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the S&P 500 Index Series will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract limits the S&P 500 Index Series’ risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the S&P 500 Index Series will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the S&P 500 Index Series from having to pay more for securities as a consequence of increases in the market value for such securities during a period when it was attempting to identify specific securities in which to invest in a market it believes to be attractive. In the event that such securities decline in value or the S&P 500 Index Series determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the S&P 500 Index Series may realize a loss relating to the futures position.

     Swaps. The S&P 500 Index Series is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

     The S&P 500 Index Series will enter into an equity swap transaction only if, immediately following the time it enters into the transaction, the aggregate notional principal amount of equity swap transactions to which it is a party would not exceed 5% of its net assets. Swap agreements entail the risk that a party will default on its payment obligations to the S&P 500 Index Series thereunder. The S&P 500 Index Series will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the S&P 500 Index Series will not be able to meet its obligations to the counterparty. The S&P 500 Index Series, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the

Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the S&P 500 Index Series initially to make an equivalent direct investment, plus or minus any amount the S&P 500 Index Series is obligated to pay or is to receive under the swap agreement.

     Risk Factors in Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows the S&P 500 Index Series to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments.

     Derivatives are volatile and involve significant risks, including:

     Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation.

     Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Index Risk — A derivative linked to the performance of an index will be subject to the risks associated with changes in that index. A change in the index could lower interest payments or reduce the value of the derivative to below to what the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

     The S&P 500 Index Series may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Series uses a derivative to offset the risks associated with other Series holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Series or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Series, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Series’ hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Series is not required to use hedging and may choose not to do so.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

     Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a fund to ascertain a market value for such instruments. The S&P 500 Index Series will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the S&P 500 Index Series can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

     Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the S&P 500 Index Series has unrealized gains in such instruments or has deposited collateral with its counterparty, the S&P 500 Index Series is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The S&P 500 Index Series will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the S&P 500 Index Series with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

     The S&P 500 Index Series may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

     Inflation risk. Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

     Securities Lending. BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Series and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

     The Series may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

     The S&P 500 Index Series may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the S&P 500 Index Series receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The S&P 500 Index Series maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The S&P 500 Index Series receives the income on the loaned securities.

     Where the S&P 500 Index Series receives securities as collateral, it receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the S&P 500 Index Series receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the S&P 500 Index Series’ yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The S&P 500 Index Series is obligated to return the collateral to the borrower at the termination of the loan. The S&P 500 Index Series could suffer a loss in the event it must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, it could suffer a loss where there are losses on investments made with the cash collateral where the value of the securities collateral falls below the market value of the borrowed securities. The S&P 500 Index Series could also experience delays and costs in gaining access to the collateral. The S&P 500 Index Series may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities the Portfolio may hold, although under normal market conditions the Manager does not expect to hold these securities to a material extent.

     Warrants. The S&P 500 Index Series may only acquire warrants as a result of corporate actions involving its holdings of other equity securities.

     Investments in Other Investment Companies. The S&P 500 Index Series may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the S&P 500 Index Series may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the

S&P 500 Index Series may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the S&P 500 Index Series’ total assets may be invested in securities of any investment company. (These limits do not restrict the Portfolio from investing all of its assets in shares of the S&P 500 Index Series.) The Master LLC has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided, however, that in all cases the S&P 500 Index Series’ aggregate investment of cash in shares of such investment companies shall not exceed 25% of the S&P 500 Index Series’ total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the S&P 500 Index Series acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the S&P 500 Index Series (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the S&P 500 Index Series in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

     Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager may sell a security the S&P 500 Index Series does not own, or in an amount greater than the S&P 500 Index Series owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, the S&P 500 Index Series will borrow the security to make delivery to the buyer. The S&P 500 Index Series is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the S&P 500 Index Series. If the price of a security sold short goes up between the time of the short sale and the time the S&P 500 Index Series must deliver the security to the lender, the S&P 500 Index Series will incur a loss; conversely, if the price declines, the S&P 500 Index Series will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the S&P 500 Index Series’ gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the S&P 500 Index Series makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the S&P 500 Index Series is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the S&P 500 Index Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the S&P 500 Index Series replaces the borrowed security, it will (a) maintain in a segregated account cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

     Liquidity Management. The S&P 500 Index Series may invest a portion of its assets in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     Illiquid Securities. The S&P 500 Index Series may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the S&P 500 Index Series’ assets in illiquid securities may restrict the ability of the S&P 500 Index Series to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the S&P 500 Index Series’ operations require cash, such as when the S&P 500 Index Series redeems shares or pays dividends, and could result in the S&P 500 Index Series borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

     The S&P 500 Index Series may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the S&P 500 Index Series are required to be registered under the securities laws of one or more jurisdictions before being resold, the S&P 500 Index Series may be required to bear the expenses of registration. Certain of the S&P 500 Index Series’ investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the S&P 500 Index Series may obtain access to material non-public information which may restrict the S&P 500 Index Series’ ability to conduct portfolio transactions in such securities.

     144A Securities. The S&P 500 Index Series may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors of the Master LLC and the Board of Trustees of the Trust (each a “Board”) has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the S&P 500 Index Series’ investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Portfolio Turnover Rates. The annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect performance.

ADDITIONAL INVESTMENT LIMITATIONS

     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”). The S&P 500 Index Series’ fundamental investment limitations are described separately.

The Portfolio:

     The Portfolio may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

     2. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings outstanding (including reverse repurchase agreements and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

     4. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     6. Act as an underwriter of securities within the meaning of the Securities Act except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

     8. Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio’s transactions in futures contracts and related options or the Portfolio’s sale of securities short against the box, and (b) the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     11. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies — Additional Information on Investment Strategies — Securities Lending” above.

     12. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

     13. Notwithstanding the investment limitations of the Portfolio, the Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences.

S&P 500 Index Series:

     The investment limitations of the S&P 500 Index Series are separate from those of the Portfolio. The S&P 500 Index Series’ fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of the S&P 500 Index Series. Unless otherwise provided, all references below to the assets of the Series are in terms of current market value.

     Under its fundamental investment restrictions, the S&P 500 Index Series may not:

     1. Make any investment inconsistent with the S&P 500 Index Series’ classification as a non-diversified company under the 1940 Act.

     2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the S&P 500 Index Series may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

     3. Make investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by law, the S&P 500 Index Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the S&P 500 Index Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Master LLC’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Master LLC by the Commission.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the S&P 500 Index Series may borrow in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the S&P 500 Index Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the S&P 500 Index Series may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the S&P 500 Index Series may purchase securities on margin to the extent permitted by applicable law. The S&P 500 Index Series may not pledge its assets other than to secure such borrowings or, to the extent permitted by the S&P 500 Index Series’ investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers except insofar as the S&P 500 Index Series technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that the S&P 500 Index Series may do so in accordance with applicable law and the Master LLC’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under its non-fundamental investment restrictions, which may be changed by the Master LLC’s Board without shareholder approval, the S&P 500 Index Series may not:

     (a) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days’ prior written notice of such change.

     (b) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the S&P 500 Index Series will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the S&P 500 Index Series’ shares are owned by another investment company that is part of the same group of investment companies.

     (c) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Master LLC’s Registration Statement.

     (d) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Master LLC have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Master LLC are not subject to the limitations set forth in this investment restriction.

     (e) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

     Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction 2 above, the Portfolio and the S&P 500 Index Series use the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

     Portfolio securities of the S&P 500 Index Series generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Master LLC has adopted an investment policy pursuant to which the S&P 500 Index Series will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by it, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by it and margin deposits on its existing OTC options on futures contracts exceed 15% of the net assets of the S&P 500 Index Series, taken at market value, together with all of its other assets which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the S&P 500 Index Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the S&P 500 Index Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then it will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the S&P 500 Index Series and may be amended by the Directors without the approval of the S&P 500 Index Series’ shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

TRUSTEES AND OFFICERS

THE FUND

     The Board of Trustees of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “non-interested Trustees”). The following discussion of the Trustees and officers of the Fund is also applicable to the Directors and officers of the Master LLC. (For convenience, the Trustees of the Fund and the Directors of the Master LLC will be referred to herein as “Trustees.”)The Master LLC has the same Board of Trustees and officers as the Fund. The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

     The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

     The members of the Compliance Committee are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

     The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are non-interested Trustees, and Richard S. Davis, an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

     The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board expects to adopt a written charter for the Executive Committee.

     Prior to November 1, 2007, the Board then in office had five standing committees: the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met five times, the Governance and Nominating Committee met four times, the Compliance Committee met four times, the Valuation and Pricing Committee met four times and the Performance Review Committee met three times in the fiscal year ended September 30, 2007. The Audit Committee, the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee each met one time, and the Valuation and Pricing Committee did not meet, during the fiscal period October 1, 2007 to December 31, 2007.

Biographical Information

     Certain biographical and other information relating to the non-interested Trustees is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of the time served, the total number of investment companies and portfolios overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees:[1]

David O. Beim[3]	Trustee	2007 to	Professor of Finance and Economics at	34 Funds	None
40 East 52nd Street		present	the Columbia University Graduate	81 Portfolios
New York, NY			School of Business since 1991;
10022			Trustee, Phillips Exeter Academy since
1940			2002; Formerly Chairman, Wave Hill
Inc. (public garden and culture center)
from 1990 to 2006.

Ronald W. Forbes[4]	Trustee	2007 to	Professor Emeritus of Finance, School	34 Funds	None
40 East 52nd Street		present	of Business, State University of New	81 Portfolios
New York, NY			York at Albany since 2000.
10022
1940

Dr. Matina Horner[5]	Trustee	2004 to	Formerly Executive Vice President of	34 Funds	NSTAR
40 East 52nd Street		present	Teachers Insurance and Annuity	81 Portfolios	(electric and
New York, NY			Association and College Retirement		gas utility)
10022			Equities Fund from 1989 to 2003.
1939

Rodney D. Johnson[4]	Trustee	2007 to	President, Fairmount Capital Advisors,	34 Funds	None
40 East 52nd Street		present	Inc. since 1987; Director, Fox Chase	81 Portfolios
New York, NY			Cancer Center since 2002; Member of
10022			the Archdiocesan Investment
1941			Committee of the Archdiocese of
Philadelphia since 2003; Director, the
Committee of Seventy (civic) since
2006.

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Herbert I. London	Trustee	2007 to	Professor Emeritus, New York	34 Funds	AIMS
40 East 52nd Street		present	University since 2005; John M. Olin	81 Portfolios	Worldwide,
New York, NY			Professor of Humanities, New York		Inc.
10022			University from 1993 to 2005 and		(marketing)
1939			Professor thereof from 1980 to 2005;
President, Hudson Institute (policy
research organization) since 1997 and
Trustee thereof since 1980; Chairman
of the Board of Trustees for Grantham
University since 2006; Director,
InnoCentive, Inc. (strategic solutions
company) since 2005; Director of
Cerego, LLC (software development
and design) since 2005.

Cynthia A.	Trustee	2007 to	Professor, Harvard Business School	34 Funds	Newell
Montgomery		present	since 1989; Director, Harvard Business	81 Portfolios	Rubbermaid,
40 East 52nd Street			School Publishing since 2005;		Inc. (manufac-
New York, NY			Director, McLean Hospital since 2005.		turing)
10022
1952

Joseph P. Platt, Jr.[6]	Trustee	2007 to	Director, The West Penn Allegheny	34 Funds	Greenlight
40 East 52nd Street		present	Health System (a not-for-profit health	81 Portfolios	Capital Re, Ltd
New York, NY			system) since 2008; Partner, Amarna		(reinsurance
10022			Corporation, LLC (private investment		company)
1947			company) since 2002; Director, WQED
Multimedia (PBS and Multimedia, a
not-for-profit company) since 2002;
Director, Jones and Brown
(Canadian insurance broker) since
1998; General Partner, Thorn Partners,
LP (private investment) since 1998.

Robert C. Robb, Jr.	Trustee	2007 to	Partner, Lewis, Eckert, Robb and	34 Funds	None
40 East 52nd Street		present	Company (management and financial	81 Portfolios
New York, NY			consulting firm) since 1981.
10022
1945

Toby Rosenblatt[7]	Trustee	2005 to	President, Founders Investments Ltd.	34 Funds	A.P. Pharma,
40 East 52nd Street		present	(private investments) since 1999;	81 Portfolios	Inc. (specialty
New York, NY			Director of Forward Management,		pharmaceu-
10022			LLC since 2007; Director, The James		ticals)
1938			Irvine Foundation (philanthropic
foundation) since 1997; Formerly
Trustee, State Street Research Mutual
Funds from 1990 to 2005; Formerly
Trustee, Metropolitan Series Funds,
Inc. from 2001 to 2005.

Kenneth L. Urish[8]	Trustee	2007 to	Managing Partner, Urish Popeck & Co.,	34 Funds	None
40 East 52nd Street		present	LLC (certified public accountants and	81 Portfolios
New York, NY			consultants) since 1976; Member of
10022			External Advisory Board, The
1951			Pennsylvania State University
Accounting Department since 2001;
Trustee, The Holy Family Foundation
since 2001; Committee Member,
Professional Ethics Committee of the
Pennsylvania Institute of Certified
Public Accountants since 2007;
Formerly President and Trustee,
Pittsburgh Catholic Publishing
Associates from 2003 to 2008; Formerly
Director, Inter-Tel from 2006 to 2007.

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Frederick W. Winter	Trustee	2007 to	Professor and Dean Emeritus of the	34 Funds	None
40 East 52nd Street		present	Joseph M. Katz School of Business,	81 Portfolios
New York, NY			University of Pittsburgh since 2005
10022			and Dean thereof from 1997 to 2005,
1945			Director, Alkon Corporation
(pneumatics) since 1992; Director,
Indotronix International (IT services)
since 2004; Director, Tippman Sports
(recreation) since 2005.
Interested Trustees[1,9]

Richard S. Davis	Trustee	2007 to	Managing Director, BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	since 2005; Formerly Chief Executive	286 Portfolios
New York, NY			Officer, State Street Research &
10022			Management Company from 2000 to
1945			2005; Formerly Chairman of the Board
of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman, SSR Realty from
2000 to 2004.

Henry Gabbay	Trustee	2007 to	Formerly Consultant, BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	from 2007 to 2008; Formerly Managing	286 Portfolios
New York, NY			Director, BlackRock, Inc. from 1989
10022			to 2007; Formerly Chief Administrative
1947			Officer, BlackRock Advisors, LLC
from 1998 to 2007; Formerly President
of BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

3	Chair of the Performance Committee.

4	Co-Chair of the Board of Trustees.

5	Chair of the Governance Committee.

6	Chair of the Compliance Committee.

7	Vice Chair of the Performance Committee.

8	Chair of the Audit Committee.

9	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers[1]

Donald C. Burke	President and	2007 to	Managing Director of BlackRock, Inc.	184 Funds	None
40 East 52nd Street	Chief	present	since 2006; Formerly Managing	296 Portfolios
New York, NY	Executive		Director of Merrill Lynch Investment
10022	Officer		Managers, L.P. (“MLIM”) and Fund
1960			Asset Management, L.P. (“FAM”) in
2006, First Vice President thereof from
1997 to 2005, Treasurer thereof from
1999 to 2006 and Vice President
thereof from 1990 to 1997.

Anne F. Ackerley	Vice	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street	President	present	since 2000; Chief Operating Officer of	286 Portfolios
New York, NY			BlackRock’s U.S. Retail Group since
10022			2006; Head of BlackRock’s Mutual
1962			Fund Group from 2000 to 2006;
Merrill Lynch & Co., Inc. from 1984
to 1986 and from 1988 to 2000, most
recently as First Vice President and
Operating Officer of the Mergers and
Acquisitions Group.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street	Financial	present	since 2006; Formerly Senior Vice	286 Portfolios
New York, NY	Officer		President and Line of Business Head of
10022			Fund Accounting and Administration
1966			at PNC Global Investment Servicing
(U.S.) Inc. (formerly PFPC Inc.) from
1992 to 2006.

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	since 2007 and Director in 2006;	286 Portfolios
New York, NY			Formerly Assistant Treasurer of the
10022			MLIM/FAM-advised funds from 2005
1970			to 2006; Director of MLIM Fund
Services Group from 2001 to 2006.

Brian P. Kindelan	Chief	2007 to	Anti-Money Laundering Compliance	174 Funds	None
40 East 52nd Street	Compliance	present	Officer of the BlackRock-advised	286 Portfolios
New York, NY	Officer		funds since 2007; Managing Director
10022			and Senior Counsel of BlackRock, Inc.
1959			since 2005; Director and Senior
Counsel of BlackRock Advisors, Inc.
from 2001 to 2004 and Vice President
and Senior Counsel thereof from 1998
to 2000.

Howard Surloff	Secretary	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	and General Counsel of U.S. Funds at	286 Portfolios
New York, NY			BlackRock, Inc. since 2006; Formerly
10022			General Counsel (U.S.) of Goldman
1965			Sachs Asset Management, L.P. from
1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

     Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:
Richard S. Davis	None	over $100,000
Henry Gabbay	None	over $100,000
Non-Interested Trustees:[1]
David O. Beim	$50,001–$100,000	$50,001–$100,000
Ronald W. Forbes	$50,001–$100,000	over $100,000
Dr. Matina Horner	over $100,000	over $100,000
Rodney D. Johnson	over $100,000	over $100,000
Herbert I. London	$10,001–$50,000	over $100,000
Cynthia A. Montgomery	None	over $100,000
Joseph P. Platt, Jr.	$10,001–$50,000	over $100,000
Robert C. Robb, Jr.	Over $100,000	over $100,000
Toby Rosenblatt	None	over $100,000
Kenneth L. Urish	None	None
Frederick W. Winter	None	None

     As of December 1, 2007, the Trustees and officers of the Fund then in office as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund then in office or their immediate family members owned beneficially or of record any securities of affiliates of the Manager. As of April 2008, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Trustees

     Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid as compensation an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee, and Performance Committee are paid as compensation an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Fund may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

     The following table sets forth the compensation earned by the non-Interested Trustees for the period October 1, 2007 to December 31, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name	Compensation from the Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds[1]

David O. Beim[2]	$ 928	None	$180,570
Ronald W. Forbes[3]	$ 999	None	$235,183
Dr. Matina Horner[4]	$1,261	None	$226,015
Rodney D. Johnson[3]	$ 999	None	$143,151
Herbert I. London	$ 840	None	$250,136
Cynthia A. Montgomery	$ 840	None	$171,433
Joseph P. Platt, Jr.[5]	$ 928	None	$139,817
Robert C. Robb, Jr.	$ 840	None	$128,151
Toby Rosenblatt[6]	$1,261	None	$226,015
Kenneth L. Urish[7]	$ 928	None	$139,817
Frederick W. Winter	$ 840	None	$128,151

1	For the number of BlackRock-advised funds from which each non-interested Trustee receives compensation, see the Biographical Information chart beginning on page 15.

2	Chair of the Performance Committee.

3	Co-Chair of the Board of Trustees.

4	Chair of the Governance Committee.

5	Chair of the Compliance Committee.

6	Vice-Chair of the Performance Committee.

7	Chair of the Audit Committee.

     Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Fund on November 1, 2007. From November 1, 2007 through December 31, 2007, Mr. Kindelan received $61 in compensation from the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the Trustees or Fund shall look solely to the trust property for payment; that no Trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that Trustees are entitled to indemnification.

MANAGEMENT, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock and BlackRock Investment Management, LLC (“BIM” or the “Sub-Advisor”), and the fees received by BlackRock for such services, are described in the Prospectus.

     The Portfolio invests all of its assets in interests of the S&P 500 Index Series of the Master LLC. Accordingly, the Portfolio does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master LLC. The Master LLC has entered into a management agreement with BlackRock, pursuant to which BlackRock provides the S&P 500 Index Series with investment advisory and management services. Subject to the supervision of the Board of Directors of the Master LLC, BlackRock is responsible for the actual management of the S&P 500 Index Series’ portfolio and constantly reviews its holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with BlackRock. BlackRock performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the S&P 500 Index Series.

     Effective September 29, 2006, the Master LLC entered into an agreement with BlackRock (the “Management Agreement”) pursuant to which BlackRock receives compensation for its services to the Master LLC. Under the Management Agreement, the Master LLC pays BlackRock 0.005% of the S&P 500 Index Series’ average daily net assets. BlackRock has entered into a contract with the Master LLC on behalf of the S&P 500 Index Series and certain corresponding “feeder” funds, including the Portfolio (each a “Feeder Fund”) that provides that the management fee for the S&P 500 Index Series when combined with the administrative fee of each such corresponding Feeder Fund, will not exceed specified amounts. Absent this contractual arrangement, BlackRock would receive management fees as a percentage of daily net assets at a rate of 0.01%.

     Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), acted as the S&P 500 Index Series’ manager and received monthly compensation at the annual rate of 0.005% of the average daily net assets. FAM had entered into a contract with the Master LLC on behalf of the S&P 500 Index Series and certain corresponding Feeder Funds that provided that the management fee for the S&P 500 Index Series, when combined with the administrative fee of each such corresponding Feeder Fund, would not exceed specified amounts. Absent these contractual arrangements, FAM would have received management fees as a percentage of daily net assets at a rate of 0.05%.

     The table below sets forth information about the total management fees paid by the S&P 500 Index Series to BlackRock and to FAM, the Series’ previous manager, and the amount of any waiver, for the periods indicated.

Fiscal Year Ending December 31,
2007
Contractual Amount paid to BlackRock	$349,953
Amount waived (if applicable) by BlackRock	$174,977
2006
Contractual Amount paid to FAM[1]	$101,822
Contractual Amount paid to the BlackRock[2]	$ 34,230
Amount waived (if applicable) by FAM[1]	$ 0
Amount waived (if applicable) by BlackRock[2]	$ 0
2005
Contractual Amount paid to FAM	$151,287
Amount waived (if applicable) by FAM	$ 0

1	For the period January 1, 2006 to September 29, 2006.

2	For the period September 29, 2006 to December 31, 2006.

     Effective September 29, 2006, BlackRock entered into a sub-advisory agreement with BIM with respect to the Master LLC pursuant to which BlackRock pays BIM for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

     The table below sets forth information about the sub-advisory fees paid to BIM:

Fiscal Year Ended December 31,	Paid to BIM
2007	$ 128,909
2006[1]	$1,241,876

1	For the period September 29, 2006 to December 31, 2006.

     Pursuant to the Management Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the S&P 500 Index Series. In addition, BlackRock may delegate certain of its investment advisory functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisors or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     Administration Agreement. The Portfolio has entered into an administration agreement (the “Administration Agreement”) with BlackRock and State Street Bank and Trust Company (“State Street”) as the Administrators, pursuant to which the Portfolio pays to the Administrators a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of the Portfolio’s average daily net assets, .065% of the next $500 million of the Portfolio’s average daily net assets and .055% of the Portfolio’s average daily net assets in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of the Portfolio, .015% of the next $500 million of such average daily net assets and ..005% of the average daily net assets allocated to each class of shares of the Portfolio in excess of $1 billion. Prior to June 4, 2007, BlackRock and PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly PFPC Inc. (“PFPC”), served as the Portfolio’s co-administrators.

     The table below sets forth information about combined administration fees paid (after waivers), combined administration fees waived and expenses reimbursed for the periods indicated.

Fiscal Period Ending
December 31, 2007[1]
Fees Paid (After Waivers)[2]	$236,466
Amount Waived	$7,800
Reimbursements	$0
September 30, 2007[3]
Fees Paid (After Waivers)	$921,362
Waivers	$87,300
Reimbursements	$0
September 30, 2006
Fees Paid (After Waivers)[4]	$1,037,213
Waivers	$641,705
Reimbursements	$0

1	For the period October 1, 2007 through December 31, 2007.

2	Paid to BlackRock and State Street.

3	Effective June 4, 2007, State Street replaced PFPC as co-administrator.

4	Paid to BlackRock and PFPC.

     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

     In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal period October 1, 2007 through December 31, 2007, the Fund made no reimbursement to BlackRock pursuant to the Agreement. For the fiscal year ended September 30, 2007, the Fund reimbursed BlackRock $2,208,891 pursuant to the Agreement.

     Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

     For its services to the Fund under the Custodian Agreement, effective January 1, 2008, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets. The fees for the equity portfolios (including the Portfolio) are as follows: .005% of the first $400 million of each portfolio’s average gross assets, .004% of the next $1.6 billion of each portfolio’s average gross assets, and .003% of each portfolio’s average gross assets in excess of $2 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

     State Street serves as the Master LLC’s custodian. The Portfolio bears its pro rata portion of the S&P 500 Index Series’ custody fees and expenses. Effective June 4, 2007, the Portfolio was added to the custodian agreement between State Street and the Master LLC and will pay customary out-of-pocket expenses for custody services.

     PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PNC GIS (i) issues and redeems Service, Investor and Institutional classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PNC GIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

     The following table sets forth the transfer agency fees paid by the Portfolio to PNC GIS for the periods indicated:

For the Period/Fiscal Year Ended	Paid to the Transfer Agent
December 31, 2007[1]	$120,547
September 30, 2007	$430,084
September 30, 2006	$792,141
September 30, 2005	$681,196

[1]	For the period October 1, 2007 to December 31, 2007.

     Accounting Services. The table below shows the amounts paid by the S&P 500 Index Series to State Street, the Manager and to FAM, the Master LLC’s previous manager, for accounting services for the periods indicated:

2007
Paid to State Street[1]	$448,886
Paid to the Manager	$ 63,062
2006
Paid to State Street[1]	$351,598
Paid to FAM[2]	$ 46,244
Paid to the Manager[3]	$ 12,366
2005
Paid to State Street[1]	$352,086
Paid to FAM	$ 71,733

[1]	For providing services to the Series and each Feeder Fund that invests in the Series.
[2]	For the period January 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to December 31, 2006.

     Distribution Agreement and Distribution and Service Plan. The Fund has entered into a distribution agreement with BlackRock Investments, Inc. (“BII”) under which BII, as agent, offers shares of the Portfolio on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

     Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B and Investor C Shares of the Portfolio bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BII, the Bank of America Corporation (“BAC”), Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BII has retained a portion of the shareholder servicing fees paid by the Fund.

     The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor B Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of 0.75% of the average daily net asset value of the Portfolio’s outstanding Investor B Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of 0.75% of the average daily net asset value of the Portfolio’s outstanding Investor C Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII or BlackRock.

     The Fund currently does not make distribution payments with respect to Investor A, Service or Institutional Shares under the Plan. However, the Plan permits BII, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Portfolio). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders. These non-Plan payments would be in addition to the Portfolio payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; “listing” fees for the placement of the Portfolio on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Portfolio; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Portfolio’s shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Portfolio’s shares or the amount the Fund will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Portfolio sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in the Portfolio.

     In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

     If investment advisors, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor for more information about the payments described above and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

     Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker-dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

     BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund portfolios, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fee applicable to the Portfolio is .04% of net assets.

     Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

     Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares of the Portfolio. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to 0.15% (on an annualized basis) of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Portfolio owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

     To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended September 30, 2007, BlackRock retained an aggregate of $107,775 and $825,165 in distribution and shareholder servicing fees, respectively.

     In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

     For the period October 1, 2007 to December 31, 2007, the share classes of the Portfolio bore the following distribution and shareholder servicing fees under the Plan:

Share Class	Net Distribution Fees	Net Shareholder Servicing Fees

Investor A	N/A	$107,232
Investor B	$101,280	$ 20,256
Investor C	$308,558	$ 61,712
Service	N/A	$ 12,489

     For the twelve months ended September 30, 2007, the share classes of the Portfolio bore the following distribution and shareholder servicing fees under the Plan:

Share Class	Net Distribution Fees	Net Shareholder Servicing Fees

Investor A	N/A	$451,728
Investor B	$ 553,185	$110,637
Investor C	$1,284,238	$256,847
Service	N/A	$ 52,846

     Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain Fund portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund portfolio’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Portfolio shares.

     Code of Ethics. The Fund, the Master LLC, BlackRock, BIMC and BII have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     Proxy Voting Policies. Each of the Fund and the Master LLC has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees and the Master LLC’s Board of Directors. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s and Master LLC’s proxies. The Proxy Voting Policy is attached as Appendix C.

     Copies of the proxy voting record of the Portfolio are available without charge, upon request, by calling 1-800-699-1236 and are posted on the SEC’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolio’s proxy voting record is also available on the Fund’s website at www.blackrock.com.

     Disclosure of Portfolio Holdings. The Board of Trustees of the Fund, the Board of Directors of the Master LLC and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s and Master LLC’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

     Asset and Return Information. Data on NAVs, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

     Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

     Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for the Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

     Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Portfolio’s portfolio securities and other portfolio information.

     Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

     Ongoing Arrangements. As of January 28, 2009, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.	Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.	PNC GIS pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.	Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.	Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions

7.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

8.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Watson Wyatt Investment Consulting, Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

9.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

10.	Portfolio Compliance Consultants — Flex Solutions, Inc.

     With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PNC GIS, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services, extraordinary expenses not incurred in the ordinary course of the Fund’s business, and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Consistent with the Fund’s Rule 18f-3 plan, any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Other Funds and Accounts Managed

     The following tables set forth information about funds and accounts other than the Portfolio for which the portfolio managers are primarily responsible for the day-to-day management.

     As of December 31, 2007, Debra Jelilian managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	25	$23.8 billion	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	18	$10.6 billion	0	$0
Other Accounts	22	$35.5 billion	1	$3.56 billion

     As of December 31, 2007, Jeffrey Russo managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	20	$21.7 billion	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	27	$19.6 billion	0	$0
Other Accounts	26	$38.95 billion	2	$4.23 billion

Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Ms. Jelilian and Mr. Russo currently manage certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s chief investment officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers of the Portfolio, such benchmarks for the Portfolio include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Jeffrey L. Russo	A combination of market-based indices
Debra L. Jelilian	(e.g., The S&P 500 Index), certain
customized indices and certain fund
industry peer groups.

     BlackRock’s chief investment officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”). Each portfolio manager of the Portfolio has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among the various investment options. Each portfolio manager of the Portfolio has participated in the deferred compensation program.

     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Beneficial Holdings

     As of December 31, 2007, the dollar range of securities beneficially owned by the portfolio managers of the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities of the Portfolio(s) Owned[1]

Jeffrey L. Russo	$10,001 – $50,000
Debra L. Jelilian	None

1	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Transactions

     Because the Portfolio will invest exclusively in shares of the S&P 500 Index Series, it is expected that all transactions in portfolio securities will be entered into by the S&P 500 Index Series. Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of the S&P 500 Index Series’ portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the S&P 500 Index Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the S&P 500 Index Series does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the S&P 500 Index Series. In return for such services, BlackRock may cause the S&P 500 Index Series to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

     In selecting brokers or dealers to execute portfolio transactions, the Manager and the Sub-Advisor seek to obtain the best price and most favorable execution for the S&P 500 Index Series, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the S&P 500 Index Series.

     BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

     BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

     Research-oriented services for which BlackRock might pay with S&P 500 Index Series commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the S&P 500 Index Series or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the S&P 500 Index Series to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the 1940 Act.

     BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the S&P 500 Index Series; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

     See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by the S&P 500 Index Series, including commissions paid to affiliates, if any, for the periods indicated.

     The S&P 500 Index Series may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the S&P 500 Index Series and persons who are affiliated with such affiliated persons are prohibited from dealing with the S&P 500 Index Series as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the S&P 500 Index Series will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the S&P 500 Index Series may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the S&P 500 Index Series may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     For the S&P 500 Index Series’ fiscal years ended December 31, 2007, 2006 and 2005, the S&P 500 Index Series paid brokerage commissions totaling $42,030, $59,332 and $30,038, of which $0, $7 and $0 was paid to affiliates, respectively.

     For the fiscal year ended December 31, 2007, the S&P 500 Index Series paid no brokerage commissions to brokers for providing 28(e) research/brokerage services. The provision of 28(e) research/brokerage services is not necessarily a factor in the placement of all brokerage business with such brokers.

     Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The S&P 500 Series will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

     Purchases of money market instruments by the S&P 500 Series are made from dealers, underwriters and issuers. The S&P 500 Series does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The Manager or Sub-Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the S&P 500 Series prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the S&P 500 Series’ anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the S&P 500 Series would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for the S&P 500 Series and for other investment accounts managed by the Manager or Sub-Advisor are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

     Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the S&P 500 Series receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

     Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

     Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the S&P 500 Series or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

     In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the S&P 500 Series is concerned, in other cases it could be beneficial to the

S&P 500 Series. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

     The S&P 500 Series will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

     The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. For the S&P 500 Index Series, changes in the securities comprising the S&P 500 Index will tend to increase its portfolio turnover rate, as the Manager restructures its holdings to reflect the changes in the index.

     As of December 31, 2007, the S&P 500 Index Series held the following securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

Broker or Dealer	Debt (D)/Equity (E)	Aggregate Holdings
Citigroup, Inc.	E	$42,516,630
Wachovia Corp.	E	$21,648,996
The Bear Stearns Cos., Inc.	E	$ 2,843,680

     The S&P 500 Index Series may engage in securities lending. The Master LLC has retained an affiliated entity of the Manager as the securities lending agent. The securities lending agent fees paid to BIM by the Master LLC for the fiscal years ended December 31, 2007, 2006 and 2005 were $203,707, $146,762 and $148,027 respectively.

Other Potential Conflicts of Interest

     BAC, though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Portfolio’s Manager. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Portfolio and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

     BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in the Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Portfolio.

     BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including the Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding the Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by the Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

     BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which the Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of the Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Portfolio. Moreover, it is possible that the Portfolio will sustain losses during periods in which one or more Affiliate- or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, the Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC

Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

     In connection with its management of the Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Portfolio.

     In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolio should be aware.

     BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the Commission, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Portfolio invests or which may be based on the performance of the Portfolio. The Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Portfolio.

     At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, the Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by the Portfolio. The Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

     One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

     Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolio as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolio or its shareholders will be required, and no fees or other compensation payable by the Portfolio or its shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

     When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolio, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolio. The Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any

BAC Entity, will have any obligation to allow their credit to be used in connection with the Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Portfolio’s creditworthiness.

     Purchases and sales of securities for the Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolio will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolio. In addition, under certain circumstances, the Portfolio will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolio, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolio and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolio based on the amount of brokerage commissions paid by the Portfolio and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolio and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

     BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

     BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

     BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Portfolio. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolio, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of the Portfolio. Increasing the Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of the Portfolio acquired for their own accounts. A large redemption of shares of the Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Portfolio and other shareholders in deciding whether to redeem its shares.

     It is possible that the Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. The Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for the Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit the Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

     BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolio. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolio or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolio or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolio may be greater than the remuneration and profitability resulting from other funds or products.

     BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’accounts may differ from the valuations for the same securities or investments assigned by the Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Portfolio’s pricing vendors and/or fund accountants, there may be instances where the Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

     As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Portfolio bearing some additional expenses.

     BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that the Portfolio will be adversely affected by this personal trading, the Fund, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Portfolio, except that the Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolio and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Portfolio to purchase and another client of BlackRock to sell, or the Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolio may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolio wishes to purchase or sell. However, if permitted by applicable law, the Portfolio may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

     The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolio. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolio or other client accounts to suffer disadvantages or business restrictions.

     If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolio) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolio) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

     Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

     The Fund, on behalf of the Portfolio, has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio’s behalf, and the Portfolio will be deemed to have received a purchase or redemption order when an Authorized Person or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at the Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

     Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisors, BII or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

     Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Portfolio or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

     Other Purchase Information. Shares of the Portfolio are sold on a continuous basis by BII as distributor. BII maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Portfolio. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Manager, be made in the form of securities that are permissible investments for the Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of the Portfolio at any time.

     Unless a sales charge waiver applies, Investor B shareholders of the Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

     Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of the Portfolio’s Investor A Shares. In cases where BII acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the table below, the reallowance or placement fees indicated will apply up to the indicated breakpoint.

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million and above	0.00

     During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the Securities Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, BII, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolio, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. BII, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

     The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor B or Investor C Shares of the Portfolio.

Sales Charge Waivers—Investor A Shares

     Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.

     Other. The following persons associated with the Fund, the Fund’s Manager, sub-advisors, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A Shares of the Portfolio without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

     The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For the Portfolio—Investor A

     Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

     Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

     Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s Investor and Institutional Shares in the Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor or Institutional Shares must be called to the attention of PNC GIS by the investor at the time of the current purchase.

     Reinstatement Privilege. Upon redemption of Investor A or Institutional Shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

     Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, Investor B, Investor C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PNC GIS, and the investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

     During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5.00% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

     If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PNC GIS, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B Shares

     Investor B Shares of the Portfolio are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor C Shares.

Investor C Shares

     Investor C Shares of the Portfolio are subject to a deferred sales charge of 1.00% based on the lesser of the original cost or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor B Shares.

Investor B and Investor C Shares

      Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Fund portfolios that currently offer such shares. The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B Shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C Shares. Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

     Investor B and Investor C Shares. The contingent deferred sales charge on Investor B and Investor C Shares of the Portfolio is not charged in connection with: (1) redemptions of Investor B and Investor C Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Portfolio through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions from IRA and 403(b)(7) accounts due to the shareholder reaching age 70 1/2; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old; (5) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (7) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (8) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (9) redemptions related to the payment of PNC Trust Company custodial IRA fees; and (10) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions.

     When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Investor B and Investor C Sales Charge Information

     CDSCs received with respect to Investor B shares of the Portfolio for the period October 1, 2007 to December 31, 2007 were $9,438, of which $7,179 was paid to affiliates of the Manager.

     CDSCs received with respect to Investor C shares of the Portfolio for the period October 1, 2007 to December 31, 2007 were $297, all of which was paid to affiliates of the Manager.

Shareholder Features

     Exchange Privilege. The exchange of Investor B or Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

     Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a Money Market Portfolio1 for Investor A Shares of the Portfolio. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of the Portfolio will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Portfolio received in the exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B or Investor C Shares of the Portfolio, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

     Investor A Shares of a Money Market Portfolio that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of the Portfolio subject to a sales charge.

     A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

     If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

     Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

     The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BII will

1	“Money Market Portfolios” include the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios of the Fund.

employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BII will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

     By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding.

The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

     The redemption of shares of one portfolio of the Fund and the subsequent investment in another portfolio of the Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A Shares of the Portfolio with the proceeds of a redemption of Investor Shares of a Money Market Portfolio. In addition, when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B or Investor C Shares of the Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Portfolio are redeemed.

     Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund, the predecessor to the Fund, in 1996 may arrange for periodic investments in the applicable portfolio of the Fund through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PNC GIS. The minimum pre-authorized investment amount is $50.

     Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

     Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Portfolio concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

     For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Portfolio’s Prospectus) and the Systematic Withdrawal Plan at the same time.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BII from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectus. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

     A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares.

     An illustration of the computation of the public offering price per Investor A Share of the Portfolio, based on the value of the Portfolio’s net assets as of December 31, 2007, follows:

Net Assets	$272,771,458
Outstanding Shares	9,737,147

Net Asset Value Per Share	$ 28.01
Maximum Sales Charge, 3.00% of offering price*	0.87

Offering to Public	$ 28.88

*	The maximum sales charge as a percentage of the net asset value per share at December 31, 2007 was 3.09%.

      The following table sets forth the total front-end sales charges paid by shareholders of Investor A Shares of the Portfolio for the periods indicated:

For the Period/Fiscal Year Ended	Total Paid
December 31, 2007[1]	$ 3,451
September 30, 2007	$14,998
September 30, 2006	$50,841
September 30, 2005	$69,992

1	For the period October 1, 2007 to December 31, 2007.

Institutional Shares

     Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc., or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of the Portfolio at any time.

     Institutional Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

     Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio.

If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

     Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

     The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

     Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

     If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means. The Fund reserves the right to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

     Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

     DCC&S. Qualified Plans may be able to invest in shares of the Portfolio through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Payment of Redemption Proceeds

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

     The Portfolio invests all of its assets in the S&P 500 Index Series. The Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the S&P 500 Index Series. The Portfolio’s distributive share of such items, plus gain, if any, on the redemption of interests in the S&P 500 Index Series, less the Portfolio’s expenses incurred in operations, will constitute the Portfolio’s net income from which dividends are distributed as described below.

     The Portfolio will distribute substantially all of its net income, if any, to shareholders. The net investment income of the Portfolio, if any, is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date. From time to time, the Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

     Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise. This election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to distributions paid after its receipt by PNC GIS.

VALUATION OF PORTFOLIO SECURITIES

     Valuation of Shares. The net asset value for each class of shares of the Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of securities held by the Portfolio is as follows:

     Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If the Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

     The principal asset of the Portfolio will normally be its interest in the S&P 500 Index Series. The value of that interest is based on the net assets of the S&P 500 Index Series, which are comprised of the value of the securities held by the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Series). Expenses of the S&P 500 Index Series, including the investment advisory fees, are accrued daily. The net asset value of the Portfolio is equal to the value of its proportionate interest in the net assets of the S&P 500 Index Series plus any cash or other assets, minus all liabilities (including accrued expenses) of the Portfolio. The valuation of securities by the S&P 500 Index Series is discussed in its Registration Statement.

     Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or the Sub-Advisor determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange. Swap agreements are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

     Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded close-end funds or other exchange-traded funds will be valued at their most recent closing price.

* * *

General Valuation Information

     In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Portfolio’s books at their face value.

     In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

     Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Portfolio’s pricing time.

     BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers, and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolio. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

     When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. The price generally may not be determined based on what the Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

     Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Portfolio is deemed to own a proportionate share of the assets and gross income of the S&P 500 Index Series in which the Portfolio invests all of its assets.

     The Portfolio has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from Federal income tax on its investment company taxable income, as that term is defined in the Code but without regard to the deduction for dividends paid, and its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90%

of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which issuers the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

     Distributions of investment company taxable income from the Portfolio (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) will generally be taxable to shareholders as ordinary income to the extent of the Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. The Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If the Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of the Portfolio’s distributions may be eligible for classification as qualified dividend income. The Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has received qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to or after the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If the Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for Federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

     Distributions by the Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Rates on long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

     A shareholder will generally recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder with respect to shares, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Ordinary income dividends paid by the Portfolio to a corporate shareholder will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that such shareholder is not subject to backup withholding or that such shareholder is an “exempt recipient.”

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from Federal income tax on gains realized on the sale of shares of the Portfolio and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2010, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to Federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Portfolio may be required to withhold Federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the Federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of each class of the Portfolio bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of the Portfolio may be charged to a specific class of shares representing interests in the Portfolio.

     The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of the Portfolio or any class of shares. Upon any liquidation of the Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

     The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988, and is registered under the 1940 Act as an open end, management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

     Master-Feeder Structure. The Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, is a “feeder” fund that seeks to achieve its investment objective by investing all of its investable assets in the S&P 500 Index Series. Investors in the Portfolio will acquire an indirect interest in the S&P 500 Index Series. The Portfolio purchases interests of the S&P 500 Index Series at net asset value. The net asset value of the Portfolio interests responds to increases and decreases in the value of the S&P 500 Index Series’ securities and to the expenses of the S&P 500 Index Series allocable to the Portfolio (as well as its own expenses). The Portfolio may withdraw from the S&P 500 Index Series at any time. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio’s assets in accordance with the investment policies described above with respect to the Portfolio.

     The S&P 500 Index Series may accept investments from other feeder funds, and all the feeders of the S&P 500 Index Series bear the portfolio’s expenses in proportion to their assets. This structure may enable a fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

     However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the S&P 500 Index Series on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders, if any, is available by calling 1-800-441-7762.

     Whenever the S&P 500 Index Series holds a vote of its Feeder Funds, each Feeder Fund will pass the vote through to its own shareholders. Smaller Feeder Funds may be harmed by the actions of larger Feeder Funds. For example, a larger Feeder Fund could have more voting power than the Portfolio over the operations of the master portfolio.

     Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York 10019 serves as the Fund’s and the Master LLC’s counsel.

     Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Fund’s (except for the Portfolio) independent registered public accountant. Deloitte & Touche LLP, with offices at 750 College Road East, Princeton, New Jersey, serves as the Portfolio’s and the Master LLC’s independent registered public accountant.

     Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2007, owned of record or beneficially 5% or more of the outstanding shares of the Portfolio are set forth on Appendix D.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

     The audited financial statements and notes thereto with respect to the Portfolio and the S&P 500 Series in the Portfolio’s Annual Report to Shareholders for the fiscal period ended December 31, 2007 (the “2007 Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Report are incorporated by reference herein. The financial statements included in the 2007 Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. You may request a copy of the 2007 Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on Monday to Friday.

APPENDIX A

Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

     “A-1” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

     “A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

     “A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     “B” — Issue has only a speculative capacity for timely payment.

     “C” — Issue has a doubtful capacity for payment.

     “D” — Issue is in payment default.

     Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

     “Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     “Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     “Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     “Not Prime” — Issuer does not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F-1+” — Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     “F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

     “F-2” — Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

     “F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     “B” — Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     “C” — High default risk. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     “D” — Securities are in actual or imminent payment default.

     Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

     “AAA” — This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to meet its financial commitment.

     “AA” — Debt is considered to have a very strong capacity to meet its financial commitment and differs from AAA issues only in small degree.

     “A” — Debt is considered to have a strong capacity to meet its financial commitment although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     “BBB” — Debt is regarded as having an adequate capacity to meet its financial commitment. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment for debt in this category than in higher-rated categories.

     “BB,” “B,” “CCC,” “CC” and “C” — Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     “BB” — Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

     “B” — Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

     “CCC” — Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

     “CC” — An obligation rated ‘CC’ currently is highly vulnerable to nonpayment.

     “C” — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. ‘C’ is also used for preferred stock that is in arrears.

    “CI” — This rating is reserved for income bonds on which no interest is being paid.

     “D” — Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     “r” — This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

     “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

     “A” — Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     “Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     “Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

     Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba, B and Caa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     “AAA” — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

     “AA” — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

     “A” — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     “BBB” — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     “BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. “RD” indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations but continues to honor other classes of obligations. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

APPENDIX B

     The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

     The Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

     A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

     If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

     The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Manager to the Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

     The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

     The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

     If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the Manager will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

     The Portfolio will account for trading in futures contracts and options thereon in accordance with generally accepted accounting principles.

Appendix C

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Table of Contents

Page
Introduction	C-1
Proxy Voting Policies	C-1
Boards of Directors	C-1
Auditors	C-2
Compensation and Benefits	C-2
Capital Structure	C-2
Corporate Charter and By-Laws	C-2
Corporate Meetings	C-2
Investment Companies	C-2
Environmental and Social Issues	C-2
Reports to the Board	C-2

Introduction

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

Proxy Voting Policies

A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

1	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA- 2106 (February 3, 2003).

2	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

C-1

B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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APPENDIX D

Shareholder Ownership

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Portfolio as of April 4, 2008:

Name	Address	Percentage and Class
SAXON & CO*	PO Box 7780-1888	41.35% of Investor A
Philadelphia, PA 19182

RELIANCE TRUST	8515 E Orchard Rd 2T2	10.42% of Investor A
COMPANY, TRUSTEE	Greenwood Village, CO 80111
FBO METLIFE NAV PLANS*

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	8.94% of Investor A
FENNER & SMITH*	Jacksonville, FL 32246-6484

SPECIAL CUSTODY ACCT	PO Box 32760	6.90% of Investor A
FOR THE EXCLUSIVE	Louisville, KY 40232-2760
BENEFIT OF CUSTOMERS
OMNIBUS ACCOUNT*

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	37.42% of Investor B
FENNER & SMITH*	Jacksonville, FL 32246-6484

SPECIAL CUSTODY ACCT	PO Box 32760	11.94% of Investor B
FOR THE EXCLUSIVE BENEFIT	Louisville, KY 40232-2760
OF CUSTOMERS
OMNIBUS ACCOUNT*

MORGAN STANLEY & CO*	Harborside Financial Center	8.24% of Investor B
Plaza II 3rd Floor
Jersey City, NJ 07311

CITIGROUP GLOBAL	333 West 34th St - 3rd Floor	6.23% of Investor B
MARKETS INC.*	New York, NY 10001

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	51.43% of Investor C
FENNER & SMITH*	Jacksonville, FL 32246-6484

CITIGROUP GLOBAL	333 West 34th St - 3rd Floor	20.77% of Investor C
MARKETS INC.*	New York, NY 10001

SAXON & CO*	PO Box 7780-1888	80.60% of Institutional
Philadelphia, PA 19182

EQUITABLE RESOURCES	1st Caribbean House 3rd Floor	5.41% of Institutional
INS CO LTD	Shedden Road PO Box 1051
C/O EQUITABLE RESOURCES	Grand Cayman
MARSH MGMT SVCS CAYMAN LTD*

MORGAN STANLEY & CO**	Harborside Financial Center	50.63% of Service Class
Plaza II 3rd Floor
Jersey City, NJ 07311

SAXON & CO*	PO Box 7780-1888	30.35% of Service Class
Philadelphia, PA 19182
HORACE MANN LIFE	1 Horace Mann Plaza	9.39% of Service Class
INSURANCE GROUP ANNUITY	Springfield, IL 62715
SEPARATE ACCOUNT*

*	Record holders that do not beneficially hold the shares.

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SAI-BRF-0209